0© 2022 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Fourth Quarter and Fiscal Year 2022 EXHIBIT 99.2

1© 2022 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2023 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2022 (the “2022 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2022 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2022 | Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), and Free cash flow. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-K for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2022, the Company revised the foreign exchange rates used to present segment revenues, Closed sales, and supplemental reporting, to further allocate the foreign exchange impact to the individual segment revenue metrics. The presentation of segment revenues and Closed sales for fiscal year 2020 and fiscal year 2021 provided has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Note on Rounding Amounts presented in this presentation may not sum due to rounding. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2022 | Key messages Broadridge delivered very strong fourth quarter results, including 15% recurring revenue growth (12% organic) and 21% Adjusted EPS growth 1 2 3 4 Broadridge’s growth is being powered by strong execution on key growth initiatives, the performance of Itiviti, increased investor participation and the digitization of financial services FY’23 guidance calls for continued growth, with 6-9% recurring revenue growth and 7-11% Adjusted EPS growth, keeping Broadridge on track to deliver at or above the higher end of its three-year objectives Balanced capital allocation driving 13% annual dividend increase to $2.90 per share, marking our 16th consecutive increase and underscoring our long-term growth and resilience Our Q4 results capped a strong fiscal year, with full year recurring revenue growth of 16%, 60 bps of Adjusted margin expansion, 14% Adjusted EPS growth and record Closed sales 5

4© 2022 | We are extending our Governance franchise… FY'18 FY'19 FY'20 FY'21 FY'22 $2.3B 8% 11% HIGHLIGHTS 1 2 3 Double-digit growth in both equity and fund records sustained despite weaker markets Driving Governance innovation with multiple product launches Continued digitization gains are reducing costs and GHG emissions for our clients Y-O-Y GROWTH FY’22 RECURRING REVENUE Avg. Annual Growth $2.0B Strong results highlight increasing investor participation and focus on driving shareholder engagement 4 Strong sales include record omni- channel customer communications wins 5

5© 2022 | . . . growing our Capital Markets franchise. . . $661M FY'18 FY'19 FY'20 FY'21 FY'22 $921M HIGHLIGHTS 1 2 3 Strong growth driven by successful Itiviti acquisition and organic growth Platform investments are driving organic growth Digital Ledger Repo and other network solutions continue to evolve 39% 14% FY’22 RECURRING REVENUE Y-O-Y GROWTH Avg. Annual Growth

6© 2022 | Itiviti acquisition is delivering value for Broadridge 1 Significantly strengthen Capital Markets franchise ▪ Deepening relationships at key clients ▪ Enhancing liquidity, market making, and trade processing across trade lifecycle ▪ Developing capabilities to drive front-to-back solutions suite 2 Drive additional global scale and reach ▪ 60%+ growth in revenues outside of North America ▪ More than $30M in FY’22 Closed sales ▪ Accelerating OEMS development for U.S. market 3 Deliver attractive returns to shareholders ▪ $256M in FY’22 revenue ▪ 30%+ Adjusted operating income margins in FY’22 ▪ Actioned approximately $10M of revenue and cost synergies ▪ Expecting double-digit revenue growth for FY’23 Near-term: continue driving share gains in existing markets Medium-term: extend franchise across regions and asset classes Long-term: differentiate with modular solution suite across full trade lifecycle Strategic Roadmap

7© 2022 | $525M FY'18 FY'19 FY'20 FY'21 FY'22 …and building our Wealth & Investment Management franchise $554M HIGHLIGHTS 1 2 New sales in the U.S. and Canada drove continued growth On track to launch Wealth Management Platform in mid- calendar year 2023 FY’22 RECURRING REVENUE 3 Modular value proposition drawing strong interest 5% 11% Y-O-Y Growth Avg Annual Growth

8© 2022 | Broadridge’s business model is built for growth through the economic cycle Broadridge delivered another year of strong financial and operating results1 2 3 Fiscal 23 guidance calls for continued growth and positions Broadridge to deliver at or above the higher end of its three-year growth objectives We are executing on our growth strategy across Governance, Capital Markets, and Wealth & Investment Management Our growth is being propelled by the ongoing transformation and digitization of the financial services industry 4

9© 2022 | Summary financial performance Q4’22 Inc./(Dec.) FY’22 Inc./(Dec.) Recurring revenues $1,189 15% $3,749 16% Total revenues 1,723 12% 5,709 14% Operating income 342 21% 760 12% Adjusted Operating income (Non-GAAP) 436 25% 1,066 18% Adjusted Operating income margin (Non-GAAP) 25.3% 250 bps 18.7% 60bps Diluted earnings per share $2.09 (5)% $4.55 (2)% Adjusted earnings per share (Non-GAAP) $2.65 21% $6.46 14% Closed sales $112 (1)% $282 21% $ in millions, except per share data Note: Information about our use of Non-GAAP measures may be found on slides 27-31

10© 2022 | $1,189 Q4'21 Q4'22FY'19 FY'20 FY'21 FY'22 Recurring revenue increased 15% in fourth quarter 2022 RECURRING REVENUE GROWTH 10%10% $ in millions 6% +15% 16% $1,033

11© 2022 | $134 $155 $106 $125 $93 $375 $424 Q4'21 Q4'22 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer $ in millions 18% 15% 11% 13% ICS QUARTERLY RECURRING REVENUES ICS FISCAL YEAR RECURRING REVENUES ICS fourth quarter and fiscal year 2022 Recurring revenues $807 $709 YoY Growth $103 14% 11% $570 $616 $189 $216 $344 $940 $1,077 FY'21 FY'22 14% 8% 6% 15% $2,042 YoY Growth $366 $2,275

12© 2022 | $136 $142 $188 $240 Q4'21 Q4'22 $525 $554 $661 $921 FY'21 FY'22 $ in millions GTO QUARTERLY RECURRING REVENUES GTO FISCAL YEAR RECURRING REVENUES GTO fourth quarter and fiscal year 2022 Recurring revenues Capital Markets Wealth & Investment Management $324 28% 4% YoY Growth 18% 24% $382 YoY Growth$1,186 $1,474 39% 5%

13© 2022 | INTERNAL TRADE GROWTH (ITG) 33% 39% 20% 17% 17% 11% 9% 12% 10% 10% Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Equity MF/ETF EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade volume growth (1)% 2% 1% (6)% 8% FY’21 FY’22 18% 14% 26% 10% ITG 1%12% 1. SRG Q4’22 positions represented 55% of total fiscal year 2022 positions. Q1’22: 7% | Q2’22: 9% | Q3’22: 29% 2. Reflects growth in shareholder records that were processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. 1,2 3 2

14© 2022 | $1,033 $1,189 Q4'21 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions Q4'22 Recurring Revenue GTO $324M 7 pts (2) pts 4 pts 9 pts $382M ICS $709M 5 pts (1) pt 10 pts 0 pt $807M Fourth quarter 2022 Recurring revenue growth drivers FOURTH QUARTER 2022 RECURRING REVENUES GREW 15% TO $1.2B $ in millions Pts contribution to growth +6 pts (2) pts +8 pts +3 pts 15% 12% ORGANIC GROWTH 14% ORGANIC GROWTH 9% ORGANIC GROWTH

15© 2022 | $72 $76 $65 $59 $70 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 $1,532 $1,723 Q4'21 Total Revenue Recurring Event-Driven Distribution FX Q4'22 Total Revenue Fourth quarter 2022 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUE +10 pts (0) pt +3 pts (1) pt 12% FOURTH QUARTER 2022 TOTAL REVENUE GROWTH DRIVERS $58M FY’16-FY’22 QUARTERLY AVERAGE $ in millions Pts contribution to growth

16© 2022 | 17.1% 17.5% 18.1% FY'19 FY'20 FY'21 FY'22 15.0% 13.8% 13.6% 19.8%18.4% 22.8% 25.3% Q4'21 Q4'22 +120 bps +40 bps +60 bps OPERATING INCOME MARGIN (GAAP) ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) 18.7% Operating income margin and Adjusted Operating income margin OPERATING INCOME MARGIN 13.3% +60 bps

17© 2022 | % OF RECURRING REVENUE FY'20 FY'21 FY'22 $228 $232 Fiscal year 2022 Closed sales $ in millions CLOSED SALES FY'21 FY'22 RECURRING REVENUE BACKLOG $385 $440 $282 12% 12% +14%

18© 2022 | TOTAL CAPITAL RETURNS $1.94 $2.16 $2.30 $2.56 $2.90 33% 11% 6% 11% 13% DIVIDENDS PER SHARE M&A Client Platform Investments CapEx and Software Capital allocation 2 1. Includes Software purchases and capitalized internal use software. 2. Net investments on new client conversions, including development of platform capabilities. 3. Includes acquisitions and minority investments. SELECT USES OF CASH FISCAL YEAR 2022 1 $447 FY'19 FY'20 FY'21 FY'22 FY'23 $73 $37 $ in millions, except per share data 3 6 $253$248$269 $578 4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds. FY’23 annual dividend amount subject to Board declaration. YOY GROWTH 4

19© 2022 | Fiscal Year 2023 Guidance FY’23 Guidance Recurring revenue growth 6 - 9% Adjusted Operating income margin (Non-GAAP) Increase of ~ 50 bps Adjusted earnings per share growth (Non-GAAP) 7 - 11% Closed sales $270M - $310M

20© 2022 | INVESTOR DAY FY20-FY23 GROWTH OBJECTIVES FY20-FY23 CAGR PERFORMANCE Organic recurring fee revenue growth 5 – 7% Above Recurring fee revenue growth 7 – 9% Above Adjusted Operating income margin expansion ~50 bps/yr In line Adjusted earnings per share growth 8 – 12% Higher end Broadridge is on track to deliver at or above the higher end of our 3-year objectives 1 1. Incorporates FY’21 and FY’22 results and guidance range for FY’23

21© 2022 | Appendix

Supplemental Reporting Detail – Product Line Reporting

(Unaudited)

	2021					2022					YoY %
Dollars in millions	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Growth
Investor Communication Solutions ("ICS")											
Regulatory	$135	$145	$285	$375	$940	$165	$166	$322	$424	$1,077	15%
Data-driven fund solutions	79	86	86	93	344	83	89	91	103	366	6%
Issuer	18	21	44	106	189	21	24	46	125	216	14%
Customer communications	138	136	162	134	570	141	148	172	155	616	8%
Total ICS recurring fee revenues	**369**	**387**	**577**	**709**	**2,042**	**410**	**427**	**630**	**807**	**2,275**	11%
Equity and other	18	21	40	45	123	28	25	25	38	115	(7)%
Mutual Funds	27	24	33	28	112	49	40	34	32	154	38%
Total Event-driven fee revenues	**45**	**45**	**73**	**72**	**235**	**76**	**65**	**59**	**70**	**270**	14%
Distribution	331	344	447	427	1,549	367	401	472	477	1,718	11%
Total ICS Revenues	**$746**	**$776**	**$1,097**	**$1,208**	**$3,827**	**$854**	**$893**	**$1,161**	**$1,354**	**$4,262**	11%
Global Technology and Operations ("GTO")											
Capital Markets	$156	$158	$159	$188	$661	$209	$224	$247	$240	$921	39%
Wealth and investment management	124	127	137	136	525	131	146	134	142	554	5%
Total GTO recurring fee revenues	**280**	**285**	**296**	**324**	**1,186**	**341**	**371**	**381**	**382**	**1,474**	24%
Foreign Currency Exchange	(9)	(6)	(3)	(1)	(19)	(1)	(4)	(9)	(13)	(27)	41%
Total Revenues	**$1,017**	**$1,055**	**$1,390**	**$1,532**	**$4,994**	**$1,193**	**$1,260**	**$1,534**	**$1,723**	**$5,709**	14%
Revenues by type											
Recurring fee revenues	$650	$673	$873	$1,033	$3,228	$751	$798	$1,012	$1,189	$3,749	16%
Event-driven fee revenues	45	45	73	72	235	76	65	59	70	270	14%
Distribution revenues	331	344	447	427	1,549	367	401	472	477	1,718	11%
Foreign currency exchange	(9)	(6)	(3)	(1)	(19)	(1)	(4)	(9)	(13)	(27)	41%
Total Revenues	**$1,017**	**$1,055**	**$1,390**	**$1,532**	**$4,994**	**$1,193**	**$1,260**	**$1,534**	**$1,723**	**$5,709**	14%

In the second quarter of fiscal year 2021, the Company changed its presentation of disaggregated revenue by product line disclosures to reflect internal realignment of the Company's revenue reporting, specifically as it relates to Recurring fee revenues. Presentation of disaggregated revenue by product line disclosures in prior periods have been changed to conform to the current period presentation.

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Confidential and Proprietary | © 2022 22

23© 2022 | $3,228 $3,749 FY'21 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions FY'22 Recurring Revenue $576M $1,211M $623 FISCAL YEAR 2022 RECURRING REVENUES GREW 16% TO $3.7B +6 pts (2) pts +5 pts +7 pts 16% $ in millions Pts contribution to growth 9% ORGANIC GROWTH Fiscal year 2022 Recurring revenue growth drivers GTO $1,186M 6 pts (2) pts 1 pt 19 pts $1,474M ICS $2,042M 6 pts (2) pts 7 pts 0 pt $2,275M 11% ORGANIC GROWTH 5% ORGANIC GROWTH

24© 2022 | Fiscal year 2022 Total revenue drivers $4,994 $5,709 FY'21 Total Revenue Recurring Event-Driven Distribution FX FY'22 Total Revenue FISCAL YEAR 2022 REVENUE DRIVERS +10 pts +1 pt +3 pts (0) pt 14% $ in millions Pts contribution to growth

25© 2022 | FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 $233M FY’16-FY’22 AVERAGE FISCAL YEAR 2022 EVENT-DRIVEN REVENUE Fiscal year 2022 Event-driven revenue $ in millions $284 $199 $219 $244 $176 $235 $270

26© 2022 | Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

27© 2022 | Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2022 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Russia-Related Exit Costs, (vi) Investment Gains, (vii) Software Charge, (viii) Gain on Acquisition-Related Financial Instrument, and (ix) Gain on Sale of a Joint Venture Investment. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Investment Gains represent non-operating, non-cash gains on privately held investments. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. Gain on Acquisition-Related Financial Instrument represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition.

28© 2022 | Non-GAAP measures We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, the Russia-Related Exit Costs, Investment Gains, the Software Charge, the Gain on Acquisition-Related Financial Instrument and the Gain on Sale of a Joint Venture Investment from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non- cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this press release.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	3 Months Ended June 30 2022	3 Months Ended June 30 2021	Fiscal Year Ended June 30 2022	Fiscal Year Ended June 30 2021	Fiscal Year Ended June 30 2020
Operating income (GAAP)	$341.7	$281.4	$759.9	$678.7	$624.9
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	58.2	56.8	250.2	153.7	122.9
Acquisition and Integration Costs	10.6	6.5	24.5	18.1	12.5
IBM Private Cloud Charges	—	—	—	—	32.0
Real Estate Realignment and Covid-19 Related Expenses (a)	23.7	4.2	30.5	45.3	2.4
Russia-Related Exit Costs	1.4	—	1.4	—	—
Software Charge	—	—	—	6.0	—
Adjusted Operating income (Non-GAAP)	**$435.6**	**$349.1**	**$1,066.4**	**$901.8**	**$794.8**
Operating income margin (GAAP)	19.8%	18.4%	13.3%	13.6%	13.8%
Adjusted Operating income margin (Non-GAAP)	25.3%	22.8%	18.7%	18.1%	17.5%

Dollars in millions	3 Months Ended June 30 2022	3 Months Ended June 30 2021	Fiscal Year Ended June 30 2022	Fiscal Year Ended June 30 2021	Fiscal Year Ended June 30 2020
Net earnings (GAAP)	$248.1	$260.4	$539.1	$547.5	$462.5
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	58.2	56.8	250.2	153.7	122.9
Acquisition and Integration Costs	10.6	6.5	24.5	18.1	12.5
IBM Private Cloud Charges	—	—	—	—	32.0
Real Estate Realignment and Covid-19 Related Expenses (a)	23.7	4.2	30.5	45.3	2.4
Russia-Related Exit Costs	1.4	—	1.4	—	—
Software Charge	—	—	—	6.0	—
Investment Gains	(6.7)	—	(14.2)	(8.7)	—
Gain on Acquisition-Related Financial Instrument	—	(71.7)	—	(62.1)	—
Gain on Sale of a Joint Venture Investment	—	—	—	—	(6.5)
Subtotal of adjustments	87.2	(4.1)	292.3	152.2	163.4
Taxable impact of adjustments (c)	(21.6)	1.8	(65.7)	(33.2)	(37.4)
Adjusted Net earnings (Non-GAAP)	**$313.7**	**$258.2**	**$765.7**	**$666.5**	**$588.5**

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29

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)	3 Months Ended June 30		Fiscal Year Ended June 30		
Dollars in millions, except per share amounts	2022	2021	2022	2021	2020
Diluted earnings per share (GAAP)	$2.09	$2.20	$4.55	$4.65	$3.95
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	0.49	0.48	2.11	1.30	1.05
Acquisition and Integration Costs	0.09	0.06	0.21	0.15	0.11
IBM Private Cloud Charges	—	—	—	—	0.27
Real Estate Realignment and Covid-19 Related Expenses (b)	0.20	0.04	0.26	0.38	0.02
Russia-Related Exit Costs	0.01	—	0.01	—	—
Software Charge	—	—	—	0.05	—
Investment Gains	(0.06)	—	(0.12)	(0.07)	—
Gain on Acquisition-Related Financial Instrument	—	(0.61)	—	(0.53)	—
Gain on Sale of a Joint Venture Investment	—	—	—	—	(0.06)
Subtotal of adjustments	0.74	(0.03)	2.47	1.29	1.40
Taxable impact of adjustments (c)	(0.18)	0.02	(0.55)	(0.28)	(0.32)
Adjusted earnings per share (Non-GAAP)	**$2.65**	**$2.19**	**$6.46**	**$5.66**	**$5.03**

	Fiscal Year Ended June 30	
Dollars in millions	2022	2021
Net cash flows provided by operating activities (GAAP)	$443.5	$640.1
Capital expenditures and Software purchases and capitalized internal use software	(73.1)	(100.7)
Proceeds from asset sales	—	18.0
Free cash flow (Non-GAAP)	**$370.4**	**$557.3**

(a) Real Estate Realignment Expenses were $22.6 million and ($3.3 million) for the three months ended June 30, 2022 and 2021, respectively, and $23.0 million, $29.6 million, and $0.0 million for the fiscal year ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $1.1 million and $7.5 million for the three months ended June 30, 2022 and 2021, respectively, and $7.5 million, $15.7 million, and $2.4 million for the fiscal year ended June 30, 2022, 2021, and 2020, respectively.

(b) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.19 and ($0.03) for the three months ended June 30, 2022 and 2021, respectively, and $0.19, $0.25, and $0.00 for the fiscal year ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.01 and $0.06 for the three months ended June 30, 2022 and 2021, respectively, and $0.06, $0.13, and $0.02 for the fiscal year ended June 30, 2022, 2021, and 2020, respectively.

(c) Calculated using the GAAP effective tax rate, adjusted to exclude $4.5 million and $2.4 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2022 and 2021, respectively, and $18.9 million, $16.9 million, and $15.6 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2022, 2021, and 2020, respectively. The tax impact of adjustments also excludes approximately $2.1 million and $10.6 million of Acquisition and Integration Costs for the three months and fiscal year ended June 30, 2021, which are not tax-deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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31© 2022 | Confidential and Proprietary | Fiscal Year, 2023 Adjusted Earnings Per Share Growth Rate (a) Diluted earnings per share – GAAP ~13-17% growth Adjusted earnings per share – Non-GAAP 7-11% growth Adjusted Operating Income Margin (b) Operating income margin % - GAAP Increase of ~150 bps Adjusted Operating income margin % - Non-GAAP Increase of ~50 bps (Unaudited) (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and Russia-Related Exit Costs, and is calculated using diluted shares outstanding. Fiscal year 2023 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.73 per share. (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs. Fiscal year 2023 Non-GAAP Adjusted Operating income margin guidance estimates excludes approximately $266 million. Reconciliation of Non-GAAP to GAAP measures: Fiscal Year 2023 guidance

32© 2022 | Contacts W. Edings Thibault Edings.Thibault@Broadridge.com Sean Silva Sean.Silva@Broadridge.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through August 19, 2022 Domestic Dial-In: 1-877-344-7529 Access Code: 2334448 International Toll Dial-In: 1-412-317-0088 Passcode: 2334448 Click here for dial-ins by country Broadridge Fiscal Fourth Quarter & Full Year 2022 Earnings Conference Call Live Call Information Date: August 12, 2022 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com